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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 1997
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                            Skaneateles Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                            0-18513                    16-1368745
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

33 E. Genesee Street
Skaneateles, New York                                          13152
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(address of principal executive office)                      (Zip Code)

Registrant's Telephone number, including area code:  (315) 685-2265
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                            Center Banks Incorporated
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          (Former name or former address, if changed since last report)


                                                              Page 1 of 3 pages.


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Item 5.  Other Events.
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         On April 15, 1997, the stockholders of the Registrant approved an amendment to its Certificate of Incorporation to change the Registrant's name to "Skaneateles Bancorp, Inc." The Registrant has submitted the amendment to the Secretary of State of Delaware and the name change was effective April 16, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Skaneateles Bancorp, Inc.
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                                                        (Registrant)

                                                  By:  /s/ J. Daniel Mohr
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                                                           J. Daniel Mohr
                                                           Treasurer

Dated April 18, 1997

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